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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 19, 2002


                    PHARMACEUTICAL PRODUCT DEVELOPMENT, INC.
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             (Exact name of registrant as specified in its charter)


                                 North Carolina
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                 (State or other jurisdiction of incorporation)


              0-27570                                     56-1640186
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      (Commission file Number)                      (IRS Employer ID Number)


            3151 South 17/th/ Street, Wilmington, North Carolina 28412
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code      (910) 251-0081
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Item 2.  Acquisition or Disposition of Assets.

     As previously reported, in February 2002, the Company acquired Medical Research Laboratories International, Inc. and Medical Research Laboratories International BVBA.

     This Form 8-K/A amends the Form 8-K filed on February 19, 2002 to include the financial information required under Regulation S-X.

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Item 7.   Financial Statements and Exhibits.

(a)   Financial Statements of Businesses Acquired.
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      See Exhibit 99.1

(b)   Pro Forma Financial Information.
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      See Exhibit 99.2

(c)   Exhibits.
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     23.2     Consent of PricewaterhouseCoopers LLP.

     99.1 Audited combined financial statements as of December 31, 2001 of Medical Research Laboratories International, Inc. and Medical Research Laboratories International BVBA.

     99.2 Pro forma combined balance sheet and statement of operations of Pharmaceutical Product Development, Inc. and the combined financial statements of Medical Research Laboratories International, Inc. and Medical Research Laboratories International BVBA as of and for the twelve months ended December 31, 2001.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PHARMACEUTICAL PRODUCT DEVELOPMENT, INC.



Date: April 29, 2002                 By:         /s/  Philippe M. Maitre
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                                                 Philippe M. Maitre
                                                 Chief Financial Officer

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